Exhibit 99.12

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Selection Criteria: 2nd liens
Table of Contents

1. Summary
2. Current Principal Balance
3. Current Rate
4. Credit Score
5. Lien
6. Combined Original LTV
7. Original LTV
8. Documentation
9. Purpose
10. Occupancy
11. Property Type
12. State
13. Zip
14. Remaining Months to Maturity
15. Amortization Type
16. Initial Periodic Cap
17. Periodic Cap
18. Months to Rate Reset
19. Life Maximum Rate
20. Margin

1. Summary

Scheduled Principal Balance: $31,975,345
Number of Mortgage Loans: 697
Average Scheduled Principal Balance: $45,876
Weighted Average Gross Coupon: 10.215%
Weighted Average Net Coupon: 9.705%
Weighted Average Current FICO Score: 647
Weighted Average Original LTV Ratio: 18.33%
Weighted Average Combined Original LTV Ratio: 99.09%
Weighted Average Stated Remaining Term (months): 338
Weighted Average Seasoning(months): 1
Weighted Average Months to Roll: 0
Weighted Average Gross Margin: 0.00%
Weighted Average Initial Rate Cap: 0.00%
Weighted Average Periodic Rate Cap: 0.00%
Weighted Average Gross Maximum Lifetime Rate: 0.00%

2. Current Principal Balance

							Weighted
			Pct. Of	Weighted	Weighted		Avg.
Current			Pool By	Avg.	Avg.	Avg.	Combined		Pct.
Pricipal	Number	Principal	Principal	Gross	Current	Principal	Original	Pct. Full	Owner
Balance	of Loans	Balance	Balance	Coupon	FICO	Balance	LTV	Doc	Occupied
$50,000 & Below	431	$10,628,125	33.24%	10.55%	627	$24,659	98.82%	81.81%	95.83%
$50,001 - $75,000	138	8,389,252	26.24	10.241	643	60,792	99.28	67.65	100
$75,001 - $100,000	80	6,905,295	21.6	10.1	660	86,316	99.32	50.91	100
$100,001 - $125,000	29	3,230,336	10.1	9.799	678	111,391	98.67	38.79	100
$125,001 - $150,000	14	1,980,405	6.19	9.399	673	141,457	99.69	64.78	100
$150,001 - $200,000	5	841,933	2.63	10.164	667	168,387	98.86	38.32	100
Total:	697	$31,975,345	100.00%	10.22%	647	$45,876	99.09%	64.88%	98.61%

3. Current Rate

							Weighted
			Pct. Of	Weighted	Weighted		Avg.
			Pool By	Avg.	Avg.	Avg.	Combined		Pct.
Current	Number	Principal	Principal	Gross	Current	Principal	Original	Pct. Full	Owner
Rate	of Loans	Balance	Balance	Coupon	FICO	Balance	LTV	Doc	Occupied
7.00 - 7.49	1	$75,938	0.24%	7.00%	600	$75,938	100.00%	100.00%	100.00%
7.50 - 7.99	4	235,421	0.74	7.981	689	58,855	100	100	100
8.00 - 8.49	11	651,223	2.04	8.18	649	59,202	97.37	100	100
8.50 - 8.99	118	7,387,365	23.1	8.809	680	62,605	99.33	87.54	100
9.00 & Above	563	23,625,399	73.89	10.743	637	41,963	99.05	56.36	98.12
Total:	697	$31,975,345	100.00%	10.22%	647	$45,876	99.09%	64.88%	98.61%

4. Credit Score

							Weighted
			Pct. Of	Weighted	Weighted		Avg.
			Pool By	Avg.	Avg.	Avg.	Combined		Pct.
Credit	Number	Principal	Principal	Gross	Current	Principal	Original	Pct. Full	Owner
Score	of Loans	Balance	Balance	Coupon	FICO	Balance	LTV	Doc	Occupied
740 & Above	23	$1,614,487	5.05%	9.78%	759	$70,195	98.94%	19.82%	98.02%
720 - 739	27	1,679,722	5.25	9.852	728	62,212	99.25	31.46	97.78
700 - 719	34	1,906,282	5.96	9.787	712	56,067	99.63	33.95	98.03
680 - 699	61	3,895,473	12.18	9.565	689	63,860	99.43	45.4	97.91

							Weighted
			Pct. Of	Weighted	Weighted		Avg.
			Pool By	Avg.	Avg.	Avg.	Combined		Pct.
Credit	Number	Principal	Principal	Gross	Current	Principal	Original	Pct. Full	Owner
Score	of Loans	Balance	Balance	Coupon	FICO	Balance	LTV	Doc	Occupied
660 - 679	64	3,778,436	11.82	9.559	670	59,038	99.74	58.88	99.78
640 - 659	72	3,808,889	11.91	9.866	650	52,901	98.71	53.12	99.2
620 - 639	52	2,337,127	7.31	11.416	630	44,945	97.85	18.41	96.94
600 - 619	132	6,044,813	18.9	10.407	608	45,794	99.37	98.21	98.93
580 - 599	170	6,288,901	19.67	10.761	589	36,994	99.21	99.62	99.53
560 - 579	43	408,211	1.28	11.963	569	9,493	94.11	94.92	91.1
540 - 559	19	213,006	0.67	11.908	554	11,211	95	100	93.32
Total:	697	$31,975,345	100.00%	10.22%	647	$45,876	99.09%	64.88%	98.61%

5. Lien

							Weighted
			Pct. Of	Weighted	Weighted		Avg.
			Pool By	Avg.	Avg.	Avg.	Combined		Pct.
	Number	Principal	Principal	Gross	Current	Principal	Original	Pct. Full	Owner
Lien	of Loans	Balance	Balance	Coupon	FICO	Balance	LTV	Doc	Occupied
2nd	697	$31,975,345	100.00%	10.22%	647	$45,876	99.09%	64.88%	98.61%
Total:	697	$31,975,345	100.00%	10.22%	647	$45,876	99.09%	64.88%	98.61%

6. Combined Original LTV

							Weighted
			Pct. Of	Weighted	Weighted		Avg.
Combined			Pool By	Avg.	Avg.	Avg.	Combined		Pct.
Original	Number	Principal	Principal	Gross	Current	Principal	Original	Pct. Full	Owner
LTV	of Loans	Balance	Balance	Coupon	FICO	Balance	LTV	Doc	Occupied
70.01 - 80.00	2	$129,005	0.40%	11.19%	625	$64,502	74.58%	14.76%	85.24%
80.01 - 85.00	2	21,407	0.07	12.15	575	10,704	85	100	0
85.01 - 90.00	18	516,597	1.62	10.065	647	28,700	89.99	68.17	87.59
90.01 - 95.00	156	3,282,488	10.27	10.762	635	21,042	94.79	68.3	89.67
95.01 - 100.00	519	28,025,848	87.65	10.148	649	54,000	99.89	64.62	100
Total:	697	$31,975,345	100.00%	10.22%	647	$45,876	99.09%	64.88%	98.61%

7. Original LTV

							Weighted
			Pct. Of	Weighted	Weighted		Avg.
			Pool By	Avg.	Avg.	Avg.	Combined		Pct.
Original	Number	Principal	Principal	Gross	Current	Principal	Original	Pct. Full	Owner
LTV	of Loans	Balance	Balance	Coupon	FICO	Balance	LTV	Doc	Occupied
60.00 & Below	697	$31,975,345	100.00%	10.22%	647	$45,876	99.09%	64.88%	98.61%
Total:	697	$31,975,345	100.00%	10.22%	647	$45,876	99.09%	64.88%	98.61%

8. Documentation

							Weighted
			Pct. Of	Weighted	Weighted		Avg.
			Pool By	Avg.	Avg.	Avg.	Combined		Pct.
	Number	Principal	Principal	Gross	Current	Principal	Original	Pct. Full	Owner
Documentation	of Loans	Balance	Balance	Coupon	FICO	Balance	LTV	Doc	Occupied
Full	525	$20,744,552	64.88%	9.96%	628	$39,513	99.08%	100.00%	97.86%
Stated	169	11,185,836	34.98	10.673	684	66,188	99.13	0	100
Easy	3	44,958	0.14	12.203	579	14,986	93.5	0	100
Total:	697	$31,975,345	100.00%	10.22%	647	$45,876	99.09%	64.88%	98.61%

9. Purpose

							Weighted
			Pct. Of	Weighted	Weighted		Avg.
			Pool By	Avg.	Avg.	Avg.	Combined		Pct.
	Number	Principal	Principal	Gross	Current	Principal	Original	Pct. Full	Owner
Purpose	of Loans	Balance	Balance	Coupon	FICO	Balance	LTV	Doc	Occupied
PURCHASE	547	$24,654,010	77.10%	10.18%	653	$45,071	99.26%	64.12%	98.71%
CASHOUT REFI	148	7,230,458	22.61	10.349	628	48,854	98.5	67.22	98.27
RATE/TERM REF	2	90,877	0.28	7.82	606	45,439	100	83.56	100
Total:	697	$31,975,345	100.00%	10.22%	647	$45,876	99.09%	64.88%	98.61%

10. Occupancy

							Weighted
			Pct. Of	Weighted	Weighted		Avg.
			Pool By	Avg.	Avg.	Avg.	Combined		Pct.
	Number	Principal	Principal	Gross	Current	Principal	Original	Pct. Full	Owner
Occupancy	of Loans	Balance	Balance	Coupon	FICO	Balance	LTV	Doc	Occupied
OWNER OCCUPIED	650	$31,531,776	98.61%	10.19%	647	$48,510	99.17%	64.38%	100.00%
NON OWNER	47	443,569	1.39	12.161	654	9,438	93.13	100	0
Total:	697	$31,975,345	100.00%	10.22%	647	$45,876	99.09%	64.88%	98.61%

11. Property Type

							Weighted
			Pct. Of	Weighted	Weighted		Avg.
			Pool By	Avg.	Avg.	Avg.	Combined		Pct.
Property	Number	Principal	Principal	Gross	Current	Principal	Original	Pct. Full	Owner
Type	of Loans	Balance	Balance	Coupon	FICO	Balance	LTV	Doc	Occupied
SINGLE FAMILY	585	$26,253,700	82.11%	10.14%	643	$44,878	99.06%	70.59%	98.95%
2-4 FAMILY	59	3,397,124	10.62	10.614	668	57,578	99	30.14	96.83
CONDO	53	2,324,521	7.27	10.429	665	43,859	99.57	51.12	97.39
Total:	697	$31,975,345	100.00%	10.22%	647	$45,876	99.09%	64.88%	98.61%

12. State

							Weighted
			Pct. Of	Weighted	Weighted		Avg.
			Pool By	Avg.	Avg.	Avg.	Combined		Pct.
	Number	Principal	Principal	Gross	Current	Principal	Original	Pct. Full	Owner
State	of Loans	Balance	Balance	Coupon	FICO	Balance	LTV	Doc	Occupied
CA	158	$11,895,781	37.20%	9.86%	655	$75,290	99.04%	64.05%	99.59%
NY	45	3,109,106	9.72	10.453	680	69,091	98.78	27.63	98.18
FL	72	1,904,892	5.96	10.568	652	26,457	99.41	67.3	97.38
IL	47	1,465,750	4.58	10.269	633	31,186	98.57	78.12	94.36
NJ	26	1,401,597	4.38	10.854	649	53,908	98.81	50.92	98.93
GA	49	1,397,640	4.37	10.891	620	28,523	99.43	72.3	96.97
CO	31	1,255,792	3.93	9.324	631	40,509	99.68	97.51	99.49
MD	20	940,265	2.94	10.27	632	47,013	99.07	77.36	97.96
MA	17	853,735	2.67	10.764	640	50,220	99.61	53.7	98.46
VA	17	784,087	2.45	10.718	629	46,123	98.21	69.3	99.37
Other	215	6,966,701	21.79	10.371	634	32,403	99.26	74.08	98.5
Total:	697	$31,975,345	100.00%	10.22%	647	$45,876	99.09%	64.88%	98.61%

13. Zip

							Weighted
			Pct. Of	Weighted	Weighted		Avg.
			Pool By	Avg.	Avg.	Avg.	Combined
	Number	Principal	Principal	Gross	Current	Principal	Original	Pct. Full	Pct. Owner
Zip	of Loans	Balance	Balance	Coupon	FICO	Balance	LTV	Doc	Occupied
11236	3	$303,896	0.95%	11.20%	686	$101,299	100.00%	0.00%	100.00%
96740	2	259,399	0.81	10.793	681	129,700	98.61	27.74	100
11221	3	251,315	0.79	11.228	688	83,772	100	0	100
94590	2	217,403	0.68	9.168	735	108,702	100	0	100
92394	3	209,910	0.66	9.961	616	69,970	100	100	100
91406	2	197,897	0.62	9.23	697	98,948	100	50.5	100
91710	2	197,256	0.62	10.031	654	98,628	100	100	100
7002	2	190,405	0.6	10.307	683	95,202	100	55.11	100
92562	2	190,212	0.59	10.688	643	95,106	100	50.06	100
95212	2	188,541	0.59	10.508	672	94,270	99.99	47.56	100
Other	674	29,769,112	93.1	10.203	645	44,168	99.03	66.77	98.51
Total:	697	$31,975,345	100.00%	10.22%	647	$45,876	99.09%	64.88%	98.61%

14. Remaining Months to Maturity

							Weighted
			Pct. Of	Weighted	Weighted		Avg.
Remaining			Pool By	Avg.	Avg.	Avg.	Combined
Months to	Number	Principal	Principal	Gross	Current	Principal	Original	Pct. Full	Pct. Owner
Maturity	of Loans	Balance	Balance	Coupon	FICO	Balance	LTV	Doc	Occupied
1 - 180	177	$2,213,330	6.92%	11.38%	608	$12,505	96.46%	91.34%	79.96%
181 - 240	53	1,482,551	4.64	10.568	639	27,973	99.71	63.92	100
241 - 360	467	28,279,464	88.44	10.105	651	60,556	99.26	62.86	100
Total:	697	$31,975,345	100.00%	10.22%	647	$45,876	99.09%	64.88%	98.61%

15. Amortization Type

							Weighted
			Pct. Of	Weighted	Weighted		Avg.
			Pool By	Avg.	Avg.	Avg.	Combined
Amortization	Number	Principal	Principal	Gross	Current	Principal	Original	Pct. Full	Pct. Owner
Type	of Loans	Balance	Balance	Coupon	FICO	Balance	LTV	Doc	Occupied
Fixed	697	$31,975,345	100.00%	10.22%	647	$45,876	99.09%	64.88%	98.61%
Total:	697	$31,975,345	100.00%	10.22%	647	$45,876	99.09%	64.88%	98.61%

16. Initial Periodic Cap

							Weighted
			Pct. Of	Weighted	Weighted		Avg.
Initial			Pool By	Avg.	Avg.	Avg.	Combined
Periodic	Numbe	Principal	Principal	Gross	Current	Principal	Original	Pct. Full	Pct. Owner
Cap	of Loans	Balance	Balance	Coupon	FICO	Balance	LTV	Doc	Occupied
0	697	$31,975,345	100.00%	10.22%	647	$45,876	99.09%	64.88%	98.61%
Total:	697	$31,975,345	100.00%	10.22%	647	$45,876	99.09%	64.88%	98.61%

17. Periodic Cap

							Weighted
			Pct. Of	Weighted	Weighted		Avg.
			Pool By	Avg.	Avg.	Avg.	Combined
Periodic	Number	Principal	Principal	Gross	Current	Principal	Original	Pct. Full	Pct. Owner
Cap	of Loans	Balance	Balance	Coupon	FICO	Balance	LTV	Doc	Occupied
0	697	$31,975,345	100.00%	10.22%	647	$45,876	99.09%	64.88%	98.61%
Total:	697	$31,975,345	100.00%	10.22%	647	$45,876	99.09%	64.88%	98.61%

18.Months to Rate Reset

							Weighted
			Pct. Of	Weighted	Weighted		Avg.
Months			Pool By	Avg.	Avg.	Avg.	Combined
to Rate	Number	Principal	Principal	Gross	Current	Principal	Original	Pct. Full	Pct. Owner
Reset	of Loans	Balance	Balance	Coupon	FICO	Balance	LTV	Doc	Occupied
<= 0	697	$31,975,345	100.00%	10.22%	647	$45,876	99.09%	64.88%	98.61%
Total:	697	$31,975,345	100.00%	10.22%	647	$45,876	99.09%	64.88%	98.61%

19. Life Maximum Rate

							Weighted
			Pct. Of	Weighted	Weighted		Avg.
Life			Pool By	Avg.	Avg.	Avg.	Combined
Maximum	Number	Principal	Principal	Gross	Current	Principal	Original	Pct. Full	Pct. Owner
Rate	of Loans	Balance	Balance	Coupon	FICO	Balance	LTV	Doc	Occupied
0.00 - ?.01	697	$31,975,345	100.00%	10.22%	647	$45,876	99.09%	64.88%	98.61%
Total:	697	$31,975,345	100.00%	10.22%	647	$45,876	99.09%	64.88%	98.61%

20. Margin

							Weighted
			Pct. Of	Weighted	Weighted		Avg.
			Pool By	Avg.	Avg.	Avg.	Combined
	Number	Principal	Principal	Gross	Current	Principal	Original	Pct. Full	Pct. Owner
Margin	of Loans	Balance	Balance	Coupon	FICO	Balance	LTV	Doc	Occupied
0.00 - ?.01	697	$31,975,345	100.00%	10.22%	647	$45,876	99.09%	64.88%	98.61%
Total:	697	$31,975,345	100.00%	10.22%	647	$45,876	99.09%	64.88%	98.61%